Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Current assets :
Restricted cash and investments	$ 781	$ 836
Other current assets	1	0
Total assets	782	836
Current liabilities:
Other current liabilities	14	21
Total liabilities	14	21
Equity:
Unclassified stock: 100 shares of $1 par value	0	0
Retained earnings	768	815
Total equity	768	815
Total liabilities and equity	$ 782	$ 836